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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2006

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    0-22055                  11-3223672
----------------------------  --------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)


                   2 CORBETT WAY, EATONTOWN, NEW JERSEY 07724
          (Address of principal executive offices, including Zip Code)

                                 (732) 440-1992
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

        On October 26, 2006, Amedia Networks, Inc. (the "Company") successfully passed the IPTV Gateway System Verification Testing Acceptance Test, the second major engineering milestone test specified in the Strategic Alliance Agreement entered into as of April 15, 2006 (the "Strategic Alliance Agreement") by the Company and Motorola Wireline Networks, Inc. ("Motorola"), a subsidiary of Motorola Inc. Under the Strategic Alliance Agreement, the Company and Motorola are jointly developing a family of IP Home gateways intended to provide expanded support for data, IPTV, High Definition TV, and Digital Video Recorders using Motorola's existing Multi-Service Access Platform for exclusive distribution by Motorola under the Motorola brand. The System Verification Testing Acceptance Test is the culmination of the Company's system integration testing and is designed to demonstrate the functionality and the stability of the hardware and software of the IPTV Gateway. Under the Strategic Alliance Agreement, Motorola is to remit to the Company $300,000 to defray engineering costs incurred by the Company, which amount is required to be remitted to the Company's within 30 days of completion of this milestone.

        Following the Company's testing, the IPTV Gateway has been delivered to Motorola so that Motorola can perform its final System Verification Testing. Motorola's successful verification is necessary prior to the commencement of Alpha or Beta trials and commercial release.

        In addition, in connection with the joint development of the home gateways the Company received from Motorola initial purchase orders for gateway lab test units and Alpha test units in the aggregate purchase amount of approximately $200,000. No assurance can however be provided that the purchase orders will not be cancelled by Motorola prior to delivery or that Motorola will deem the System Verification Testing successful.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits.

None


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: OCTOBER 31, 2006
                                       /s/ Frank Galuppo
                                       -----------------
                                       Frank Galuppo
                                       President and Chief Executive Officer